UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2007

Commission file number: 000-51364

Sino Gas International Holdings, Inc.
(Exact name of small business issuer as specified in its charter)

Utah	32-0028823
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
Incorporation or organization)

No.18 Zhong Guan Cun Dong St.
Haidian District
Beijing, P. R. China 100083
(Address of Principal Executive Offices)

011-86-10-82600527
(Issuer's telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐ Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-2)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 10, 2007, Sino Gas International Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K (the “8-K”) describing a Securities Purchase Agreement entered into by the Company on September 7, 2007 with a number of institutional investors (the “Investors”) providing for the sale to the Investors of a total of 8,340,762 shares of the Company’s Common Stock (the “Shares”) for an aggregate purchase price of $18,766,700 (or $2.25 per Share).

The transactions contemplated by the Securities Purchase Agreement closed on September 13, 2007.

The 8-K also described a Warrant Purchase Agreement, Amendment and Waiver (“WPA”) entered into by the Company on the same date with the holders of its outstanding warrants and Series B Preferred Stock, who had acquired those securities in transactions in the fall of 2006 under two stock purchase agreements.

The transactions contemplated by the WPA also closed on September 13, 2007

Item 3.02 Unregistered Sales of Equity Securities

Reference is made to Item 1.01 in the 8-K filed on September 10, 2007, for information relating to the issuance of securities pursuant to the Securities Purchase Agreement and WPA. The securities issued in these transactions were issued in connection with private placements exempt from the registration requirements of Section 5 of the Securities Act, pursuant to the terms of Section 4(2) of that Act.

Item 3.03 Material Modification to Rights of Security Holders

Reference is made to Item 1.01 in the 8-K filed on September 10, 2007.

Item 5.03 Amendments to Articles of Incorporation of Bylaws

Reference is made to Item 5.03 to the 8-K filed on September 10, 2007.

Item 7.01 Regulation FD Disclosure

The Company has issued a press release regarding the execution of the Securities Purchase Agreement and the WPA and the related transactions which is filed as an exhibit to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

10.1.	Securities Purchase Agreement dated as of September 7, 2007 by and among the Company and the investors named therein.
10.2	Registration Rights Agreement dated as of September 7, 2007 by and among the Company and the investors named therein
10.3	Make Good Escrow Agreement dated as of September 7, 2007 by and between the Company, the investors and Manufacturers and Traders Trust Company, as escrow agent
10.4	Closing Escrow Agreement dated as of September 7, 2007 by and between the Company, the investors and Tri-State Title & Escrow, LLC, as escrow agent
10.5	Warrant Purchase Agreement, Amendment and Waiver dated as of September 7, 2007 among the Company and the investors named therein.
10.6	Registration Rights Agreement dated as of September 7, 2007 among the Company and the investors named therein.
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 13, 2007

Sino Gas International Holdings, Inc.

By:	/s/ Fang Chen
Fang Chen Chief Financial Officer